UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2009

TARGA RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-147066	74-3117058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive offices and zip code)

(713) 584-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 21, 2009, Targa Resources, Inc. announced that it had received, pursuant to its previously announced cash tender offer and related consent solicitations for any and all of the outstanding $250,000,000 aggregate principal amount of 8 1/2% Senior Notes due 2013, which are co-issued by Targa Resources, Inc. and Targa Resources Finance Corporation (the “Notes”), the requisite consents to adopt proposed amendments to the indenture under which the Notes were issued. The tender offer and consent solicitation are being made upon the terms and conditions set forth in an Offer to Purchase and Consent Solicitation Statement dated December 7, 2009.

As of 5:00 p.m. New York City time, on December 18, 2009, holders of 99.998% of the Notes had tendered their Notes in the tender offer and consented to the proposed amendments to the Indenture.

In conjunction with receiving the requisite consents, Targa Resources, Inc., Targa Resources Finance Corporation, and the subsidiary guarantors party thereto entered into the first supplemental indenture (the “Supplemental Indenture”) to the Indenture, dated as of October 31, 2005, by and among Targa Resources, Inc., Targa Resources Finance Corporation, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee (the “Indenture”).

The Supplemental Indenture gives effect to the proposed amendments to the Indenture, which eliminate substantially all restrictive covenants and certain event of default provisions in the Indenture. The amendments contained in the Supplemental Indenture will not become operative until Targa Resources, Inc. accepts for purchase the Notes tendered in the tender offer and consent solicitation.

Item 3.03	Material Modifications to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 3.03 by reference.

Item 8.01	Other Events.

On December 21, 2009, Targa Resources, Inc. issued a press release relating to the matters disclosed in this Current Report on Form 8-K. A copy of the press release is filed and attached hereto as Exhibit 99.1 and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release dated December 21, 2009 Announcing Receipt of Required Consents and First Supplemental Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Targa Resources, Inc.
(Registrant)

December 21, 2009	By:	/S/ JEFFREY J. MCPARLAND
Jeffrey J. McParland
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated December 21, 2009 Announcing Receipt of Required Consents and First Supplemental Indenture.